SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14C
(Rule 14C-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)

[ ] Definitive Information Statement

FP TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

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[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FP TECHNOLOGY, INC.
181 Wells Avenue, Suite 100,
Newton, Massachusetts 02459

May __, 2007

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of FP Technology, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), has approved, and the holders of more than a majority of the outstanding shares of our common stock have executed a written consent in lieu of a special meeting approving, the following actions:

1.	An amendment to our Amended and Restated Certificate of Incorporation to change our name from “FP Technology, Inc.” to “Firepond, Inc.”; and

2.	The adoption of our 2006 Stock Incentive Plan.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the Delaware General Corporation Law and the Company’s bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding common stock is sufficient under the Delaware General Corporation Law and our bylaws to approve the actions described above. Accordingly, the actions described above will not be submitted to the other stockholders of the Company for a vote. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effected until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This letter is the notice required by Section 228(e) of the Delaware General Corporation Law. We will first mail this Information Statement on or about May __, 2007 to stockholders of record as of May 16, 2007.

May __, 2007          By Order of the Board of Directors
of FP Technology, Inc.

/s/William Santo, CEO
William Santo, Chief Executive Officer

FP TECHNOLOGY, INC.
181 Wells Avenue, Suite 100,
Newton, Massachusetts 02459
_________________________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14c-2 THEREUNDER
_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
_______________________________________________________________

We are sending you this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by the holders of a majority of our outstanding common stock by written consent in lieu of a special meeting. No action is requested or required on your part.

What actions were taken by the written consent in lieu of a special meeting?

Our Board of Directors has approved, and stockholders holding at least a majority of the issued and outstanding shares of our common stock have approved, by written consent in lieu of a special meeting, the following actions:

1.	An amendment (the “Name Change Amendment”) to our Amended and Restated Certificate of Incorporation to change our corporate name from “FP Technology, Inc.” to “Firepond, Inc.”; and

2.	The FP Technology, Inc. 2006 Stock Incentive Plan (the “2006 Plan”).

Additional information regarding the Name Change Amendment and the 2006 Plan is set forth below under “Approval of Name Change Amendment” and “Approval of 2006 Plan”.

How many shares were voted for the actions?

The approval and adoption of the Name Change Amendment and the 2006 Plan by written consent in lieu of a special meeting requires the consent of the holders of at least a majority of the shares of our outstanding common stock. Holders of approximately 65.3% of our issued and outstanding shares as of May 11, 2007 executed a written consent approving and adopting the Name Change Amendment. Holders of approximately 78.3% of our issued and outstanding shares as of June 27, 2006 executed a written consent approving and adopting the 2006 Plan. See “Approval of Change in Corporate Name - Vote Required,” and “Approval of the 2006 Plan - Vote Required,” for more information.

Under Delaware General Corporation Law and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding common stock is sufficient under the Delaware General Corporation Law and our bylaws to approve and adopt the Name Change Amendment and the 2006 Plan. Consequently, no further stockholder action is required to approve and adopt the Name Change Amendment and the 2006 Plan.

Am I entitled to dissenter's rights?

        The Delaware General Corporation Law does not provide for dissenter's rights for the foregoing actions taken by written consent in lieu of a special meeting.

APPROVAL OF CHANGE IN CORPORATE NAME

Name Change Amendment

Our Board of Directors and stockholders have approved an amendment to our Amended and Restated Certificate of Incorporation to change our corporate name from “FP Technology, Inc.” to “Firepond, Inc.” The name change is being effected to help better identify our company with our core software product line - the Firepond CPQ™ OnDemand software suite.

Vote Required

The Name Change Amendment was approved by our Board of Directors pursuant to action taken by unanimous written consent effective May 10, 2007, and by our stockholders pursuant to action taken by majority written consent, the last of which was obtained on May 11, 2007. The approval of the Name Change Amendment by written consent of stockholders in lieu of a special meeting requires the consent of the holders of at least a majority of our outstanding shares of common stock. As of May 11, 2007, 8,164,239 shares of our common stock were issued and outstanding. Each share of our common stock is entitled to one vote. The holders of 5,334,609 shares of our common stock, representing approximately 65.3% of the shares of our common stock entitled to vote as of May 11, 2007, executed a written consent in lieu of a special meeting.

APPROVAL OF THE 2006 PLAN

The 2006 Plan is being adopted to provide certain stock incentive awards to officers, directors, key employees and independent contractors that provide services to the Company.  This Section summarizes some of the provisions of the 2006 Plan. The summary is not complete and is qualified entirely by reference to the 2006 Plan, a copy of which is attached as Exhibit A.

Vote Required

The 2006 Plan was approved by our Board of Directors pursuant to action taken by unanimous written consent dated June 27, 2006, and by our stockholders pursuant to action taken by majority written consent dated June 27, 2006. The approval of the 2006 Plan by written consent of stockholders in lieu of a special meeting requires the consent of the holders of at least a majority of our outstanding shares of common stock. As of June 27, 2006, 5,100,441 shares of our common stock were issued and outstanding. Each share of our common stock is entitled to one vote. The holders of 3,991,939 shares of our common stock, representing approximately 78.3% of the shares of our common stock entitled to vote on June 27, 2006, executed a written consent in lieu of a special meeting.

Shares Available for Issuance; Types of Awards; Eligibility

A maximum of 1,766,000 shares of our common stock (“Shares”) may be issued pursuant to all awards (“Awards”) issuable under the 2006 Plan. Any Shares covered by a stock award which is forfeited, canceled or expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the 2006 Plan.

The types of Awards available for issuance under the 2006 Plan may consist of one or a combination of the following: stock options, stock appreciation rights (“SAR”), dividend equivalent right, restricted stock, and restricted stock unit. Stock options may take the form of incentive stock options or non-qualified stock options; provided, however, that a stock option will qualify as an incentive stock option under the Internal Revenue Code of 1986, as amended (the “Code”), only to the extent that the $100,000 limitation of Section 422(d) of the Code is not exceeded.

The following briefly describes the other Awards available under the 2006 Plan:

•	A SAR is a stock appreciation right entitling the grantee to Shares or cash compensation, as established by the plan administrator, measured by appreciation in the value of our common stock.

•	A dividend equivalent right entitles the grantee to compensation measured by dividends paid with respect to our common stock.

•
Restricted stock are Shares issued under the 2006 Plan to a grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase and forfeiture provisions, and other terms and conditions as administered by the plan administrator.

•
Restricted stock units means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the plan administrator and which may be settled for cash, Shares or other securities, or a combination thereof, as determined by the plan administrator.

The maximum number of Shares with respect to which stock options and SARs may be granted to any grantee in any calendar year shall be 250,000 Shares. In connection with a grantee’s commencement of employee or service with us, a grantee may be granted stock options and SARs for up to an additional 250,000 Shares, which shall not count against the foregoing limit. For awards of restricted stock and restricted stock units that are intended to be “performance based compensation” under Section 162(m) of the Code, the maximum number of Shares with respect to which such Awards may be granted to any grantee in any calendar year shall be 250,000 Shares.

Awards other than incentive stock options may be granted to our employees, directors and consultants. Incentive stock options may be granted only to our employees or the employees of our parent or subsidiaries.

Administration

The 2006 Plan will be administered either by our Board of Directors or a committee designated by our Board (the “Committee”), which Committee shall be constituted in such manner as to satisfy applicable laws, rules and regulations. Notwithstanding the foregoing, awards granted to an employee who is a “covered employee” under Section 162(m)(3) of the Code, intended to qualify as “performance-based compensation” under Section 162(m) of the Code will be administer by a Committee comprised solely of two or more directors eligible to serve on a committee making awards qualifying as “performance-based compensation”.

The plan administrator will determine, in its discretion, among other things, the recipients of grants, the type of Awards to be granted, the number of Shares or the amount of other consideration to be covered by each Award, and terms and conditions of any Award granted under the 2006 Plan, including without limitation, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment upon settlement of the Award, payment contingencies and satisfaction of any performance criteria.

Transferability of Awards

       Incentive stock options are not transferable other than by will or the laws of descent or distribution and may be exercised, during the lifetime of the grantee, only by the grantee. Other Awards granted under our 2006 Plan are generally not transferable by the grantee other than by will or the laws of descent, except as otherwise determined by the plan administrator.

Award Exercise or Purchase Price; Consideration

The exercise price of all options granted under the 2006 Plan must be at least equal to the fair market value of our common stock on the date of the grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any incentive stock option must at least equal 110% of the fair market value on the grant date and have a term not exceeding five years. In case of Awards intended to qualify as “performance-based compensation” the exercise or purchase price, if any, shall not be less than 100% of the fair market value per Share on the date of grant. The exercise or purchase price of other Awards under the 2006 Plan shall be determined by the plan administrator.

In addition to any other types of consideration the plan administrator may determine, the plan administrator is authorized to accept as consideration for the Shares issued under the 2006 Plan (i) cash, (ii) check, (iii) surrender of shares of our common stock which have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, and (iv) with respect to options, payments made through a broker-dealer sale and remittance procedure or payment through a “net exercise” election. Notwithstanding the foregoing, no Shares will be delivered under the 2006 Plan to any grantee until such grantee has made arrangement acceptable to the plan administrator for the satisfaction of any non-U.S., and U.S. federal, state, or local income and employment tax and tax withholding obligations.

Exercise of Award

Any Award shall be exercisable at such times and under such conditions as determined by the plan administrator. An Award may not be exercised after the termination date of such Award set forth in the written agreement evidencing that particular Award (the “Award Agreement”) and may be exercised following the termination of a grantee’s continuous service with us only to the extent provided in the Award Agreement.

Adjustments Upon Changes in Capitalization

       Subject to any required action by our stockholders, the number and kind of Shares covered by each outstanding Award, the price per Share subject to each outstanding Award, the share limitations as set forth in the 2006 Plan (including the number of shares available for issuance under the 2006 Plan and the maximum number of Shares that may be granted to any grantee per year), as well as any other terms the plan administrator determines require adjustment will each be proportionally adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of our stock, or any other increase or decrease in the number of issued shares of our stock effected without receipt of consideration by us.

Corporate Transactions and Changes in Control

Generally, in the event of (i) a merger or consolidation in which we are not the surviving corporation, (ii) the sale of substantially all of our assets, (iii) a change in the composition of the Board over a period of twelve months or less such that the majority of the Board members ceases, by reason of one or more contested elections, to be comprised of individuals who are continuing directors, or (iv) the acquisition, sale, or transfer of a controlling interest of our outstanding shares by tender offer, reverse merger or similar change of control transaction as determined by the plan administrator, any or all outstanding Awards may be assumed, or substituted. In the event such successor entity (if any) does not assume or substitute Awards, then the plan administrator shall have the authority to provide for the full or partial automatic vesting or exercisability of one or more outstanding unvested Awards under the 2006 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the plan administrator may specify.

Plan Amendments

      Our Board of Directors may amend, alter or discontinue the 2006 Plan. However, we will obtain stockholder approval for any amendment to the 2006 Plan to the extent necessary to comply with applicable law or regulation, or the rules of any stock exchange on which our securities are listed. Generally, no such action by our Board of Directors or stockholders may alter or impair any outstanding award without the consent of the holder. In addition, no amendment shall be made that would reduce the exercise price of outstanding options without the consent of the stockholders.

New Plan Benefits and Awards

Benefits under the 2006 Plan will depend on the plan administrator’s actions and the fair market value of our common stock at various future dates. Consequently, it is not possible to determine the future benefits that will be received by 2006 Plan participants.

In connection with 2006 Plan, we intend to grant to our non-employee directors an option to purchase 5,000 shares of our common stock annually on the day following our annual meeting of stockholders, with an exercise price per share equal to the fair market value of our common stock on such date. We intend that this will increase to 7,500 shares of our common stock per annum after such non-employee director has been on the Board of Directors for more than three years. Each such option will have a ten year term and will vest on the date of the next annual meeting of stockholders. In addition, each such option will become fully vested upon a “change in control” (as defined in the plan) or such director’s death. In the event a non-employee director ceases to be a director for any reason (other than death), such director may exercise his or her then vested options for six months. In the event of death, his or her options shall remain exercisable for a period of twelve months. In addition, upon becoming a member of the Board of Directors, each director will receive restricted stock grants ranging from 60,000 shares of common stock to 101,000 shares. The Board of Directors has approved a grant of 60,000 restricted Shares to Mark Tunney in connection with his election as a director effective April 18, 2007.

Except as set forth above, no Award has been allocated or designated under the 2006 Plan to any director, officer, employee or consultant.

Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences of the 2006 Plan. State, local, and foreign income taxes may also be applicable.

With the exception of a stock grant, a participant generally will not recognize taxable income at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock or restricted stock unit, or upon the payment of SARs or dividend equivalent right, the participant generally will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction, or payment. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax (assuming the stock received is not subject to a risk of forfeiture and is not transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements of the Code, and the tax consequences generally described for nonqualified stock options will apply.

Congress recently enacted Section 409A of the Code, which changes the tax rules for deferred compensation arrangements. Among other things, Section 409A expands the definition of deferred compensation arrangements to include, for example, below market option grants, certain SARs, and performance shares. Upon a violation of Section 409A, a participant must include in ordinary income all deferred compensation required to be aggregated, pay interest from the date of the deferral, and pay an additional 20% tax. The 2006 Plan prohibits the plan administrator from taking any action with respect to the operation of the 2006 Plan that would violate Section 409A. Any award agreement subject to Section 409A will include provisions necessary for compliance as determined by the plan administrator. The Company intends that Awards granted under the 2006 Plan will comply with the requirements of Section 409A and intends to administer and interpret the 2006 Plan in such a manner.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning compensation of our Chief Executive Officer and our Chief Financial Officer as of the end of the fiscal periods ended October 31, 2004, June 30, 2005 and June 30, 2006 (collectively referred to as the “Named Executive Officers”).

Summary Compensation Table

				Long-Term Compensation
				Awards		Payouts
				Restricted Stock	Securities	LTIP	All Other
	Annual Compensation			Award(s)	Underlying	Payouts	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	($)(4)	Options/SARs(#)	($)	($)(5)

William Santo(1)	2006	225,000	—	90,393	—	—	—
Chief Executive Officer	2005	20,833	—	—	—	—	—
	2004	0	—	—	—	—	—
Stephen Peary(2)	2006	190,000	—	88,679	—	—	—
Chief Financial Officer	2005	21,250	—	—	—	—	70,000	(6)
	2004	0	—	—	—	—
Douglas Croxall(3)	2006	4,000	—	170,500	—	—	—
Former CEO	2005	3,392	—	—	—	—	—
	2004	44,952	—	—	—	—	—

(1) William Santo was appointed Chief Executive Officer on June 1, 2005.

(2) Stephen Peary was appointed Chief Financial Officer on April 28, 2005. Prior to that time Mr. Peary served as an independent consultant to us.

(3) Amounts represent medical reimbursements in 2005 and 2006. Beginning April 1, 2006, Mr. Croxall was reimbursed medical expenses as part of his compensation as a member of the Board of Directors. For the fiscal period ended June 30, 2006, the medical reimbursements representing Board of Director fees equaled $1,306.

(4) Mr. Santo received shares of common stock on January 9, 2006 pursuant to the provisions of his employment agreement having a fair market value at the time equal to $5,143. Mr. Peary received shares of common stock on January 5, 2006 pursuant to the provisions of his employment contract having a fair market value at the time equal to $3,429. The shares granted to Mr. Santo and Mr. Peary pursuant to their employment contracts are restricted and vest over a three year period on a monthly pro rata basis beginning June 14, 2005 and May 15, 2005, respectively. In connection with the CAP Financing, Mr. Santo and Mr. Peary each received grants of restricted common stock having a fair market value at the time equal to $85,250. Mr. Croxall received a grant of restricted common stock in connection with the CAP Financing having a fair market value at the time equal to $170,500. The shares granted to Mr. Santo, Mr. Peary and Mr. Croxall in connection with the CAP Financing are restricted and vest over a two year period on a monthly pro rata basis beginning on March 11, 2006.

(5) Amounts represent our Profit Sharing and 401(k) Plan contributions, payments of term life insurance premiums and medical cost reimbursement. In the fiscal periods ended October 31, 2004, June 30, 2005 and June 30, 2006, we did not make any contributions to our Profit Sharing and 401(k) Plan. We did not pay any life insurance premiums on behalf of listed executives in the fiscal period ended October 31, 2004. In the fiscal periods ended October 31, 2004, medical reimbursements were $6,936 for Mr. Croxall. In the fiscal period ended October 31, 2006, life insurance premium payments by the Company were $420 for Mr. Croxall. In the fiscal period ended June 30, 2005, life insurance premium payments by the Company were $52 and $44 for Messrs. Santo and Peary, respectively. In the fiscal period ended June 30, 2005, medical reimbursements for Mr. Santo, Mr. Peary and Mr. Croxall were $783, $294 and $5,482, respectively. In the fiscal period ended June 30, 2006, medical reimbursements were $9,400, $9,400 and $9,400 for Messrs. Santo, Peary and Croxall, respectively. In the fiscal period ended June 30, 2006, life insurance premiums for Messrs. Santo and Peary were $624 and $530, respectively.

(6) Mr. Peary received $70,000 for services rendered to us as a consultant prior to Mr. Peary’s appointment as Chief Financial Officer.

Employment Agreements of Named Executive Officers

We have entered into an employment agreement with William Santo, our Chief Executive Officer, effective June 1, 2005. The employment agreement has a three year term and provides for an initial base salary of $200,000 per year, with bonus amounts to be determined by our Board of Directors. In connection with his employment, we also issued 302,419 shares of restricted common stock to Mr. Santo, which vest over a three year period on a monthly pro rata basis beginning June 14, 2005. Other benefits include three weeks of paid vacation annually and medical and dental coverage. If we terminate Mr. Santo’s employment for Cause, death or disability or if Mr. Santo resigns without Good Reason, he will not be entitled to any additional compensation or benefits, and we shall only be obligated to pay him that portion of his base salary, bonus and benefits that he earned prior to the effective date of the termination of his employment. If we terminate Mr. Santo’s employment without Cause, or if Mr. Santo departs or resigns for Good Reason, he shall be entitled to the balance of his existing base salary plus any earned bonus and other earned benefits for a period of twelve (12) months paid in equal monthly installments beginning on the date of termination.

We have also entered into an employment agreement with Stephen Peary, our Chief Financial Officer, effective May 16, 2005. The employment agreement has a three year term and provides for an initial base salary of $170,000 per year, with bonus amounts to be determined by our Board of Directors. In connection with his employment, we also issued 201,622 shares of restricted common stock to Mr. Peary, which vest over a three year period on a monthly pro rata basis beginning May 15, 2005. Other benefits include three weeks of paid vacation annually and medical and dental coverage. If we terminate Mr. Peary’s employment for Cause, death or disability or if Mr. Peary resigns without Good Reason, he will not be entitled to any additional compensation or benefits, and we shall only be obligated to pay him that portion of his base salary, bonus and benefits that he earned prior to the effective date of the termination of his employment. If we terminate Mr. Peary’s employment without Cause, or if Mr. Peary departs or resigns for Good Reason, he shall be entitled to the balance of his existing base salary plus any earned bonus and other earned benefits for a period of twelve (12) months paid in equal monthly installments beginning on the date of termination.
The employment contracts with Messrs. Santo and Peary define “Cause” as any of the following (i) gross negligence, gross misconduct or any material breach by such executive officer of his fiduciary duties to us; (ii) the conviction or indictment of such executive officer for a felony; or (iii) such executive officer’s engagement in acts of embezzlement, fraud or dishonesty or other acts that are injurious to us. “Good Reason” shall mean such executive officer’s resignation or departure by reason of the following events: (i) an unreasonable change in such executive officer’s position with us with respect to such executive officer’s responsibilities, duties or title; or (ii) an involuntary termination of such executive officer’s employment with us or our successor following a change in control.

The employment contracts with Messrs. Santo and Peary were re-executed in March 2006. Pursuant to these re-executed agreements, the current base salaries of Messrs. Santo and Peary are now $300,000 and $250,000 per year, respectively. However, Mr. Santo and Mr. Peary voluntarily received reduced base salaries of $200,000 and $175,000, respectively, for the period from October 31, 2006 until January 15, 2007. The accrued current base salary for this period was paid to Mr. Santo on January 31, 2007 and Mr. Peary on February 14, 2007.

Compensation of Directors

Each member of our Board of Directors who is not an employee (each a “non-employee director”) will receive an annual retainer of $10,000 and $1,000 for each meeting of our Board of Directors attended either in person or telephonically. Non-employee directors will receive $500 for each committee meeting attended either in person or telephonically, unless such committee meeting shall last more than one hour. In such case the committee meeting fee will be $1,000. Non-employee directors may also receive additional compensation for attending special meetings of the Board of Directors and such additional compensation may not be equal among the individual non-employee directors. Such additional compensation is intended to reflect special efforts of such Board members. Board members will be reimbursed for reasonable travel expenses associated with attending any meetings of the Board of Directors or committees of the Board of Directors.

In March 2006, we granted to director Mark Campion restricted common stock of 60,484 shares, which vest over a two year period on a monthly pro rata basis beginning on March 11, 2006 subject to Mr. Campion’s continuous service. In March 2007, our Board of Directors awarded to Mr. Campion a special bonus of $20,000.

In March 2006, we granted to director Douglas Croxall 625,000 shares of restricted common stock, which vest over a two year period on a monthly pro rata basis beginning on March 11, 2006, subject to Mr. Croxall’s continuous service and certain conditions of the CAP Financing.

Mr. Croxall, beginning April 1, 2006, is reimbursed medical premiums on his health insurance as part of his Board of Director compensation. Prior to April 1, 2006, these payments were considered salary to Mr. Croxall.

In April 2006, our Board of Directors approved a grant of restricted stock to Mark Tunney of 60,000 shares of restricted stock in connection with his election as a director effective April 18, 2007. When the award is issued, the shares will vest pro rata 1/24th per month over a two year period beginning on the date he became a director. In addition, the Board approved a one-time cash award to Mr. Tunney of approximately $84,000 to compensate him for any tax liability associated with the restricted stock grant. If Mr. Tunney’s tax liability should be greater than the above-mentioned payment, the Board will use reasonable efforts to work with Mr. Tunney to resolve any additional tax liability.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of April 30, 2007 by (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each of our directors and Named Executive Officers and (iii) all of our executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o FP Technology, Inc., 181 Wells Avenue Newton, Massachusetts 02459. As of April 30, 2007, there were 8,164,239 shares of our common stock outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent
5% or Greater Stockholders:
Jaguar Technology Holdings, LLC	1,927,414	(2)	23.61%
Benchmark Equity Group, Inc.	508,942		6.23%
JP Morgan Securities Inc. 270 Park Ave., 8th Floor New York, NY 10017	948,857	(3)	9.99%
Cheyne Capital Stornoway House 13 Cleveland Row London, SW1A 1DH England	562,286	(4)	6.76%
JMG Capital Partners, LP 11601 Wilshire Blvd., Suite 2180 Los Angeles, CA 90025	474,428	(5)	5.72%
Trident Growth Fund, L.P. 700 Gemini, Suite 100 Houston, TX 77058	813,798	(6)	9.50%
Directors and Executive Officers:
Douglas Croxall	2,552,414	(7)	31.26%
William Santo	614,919	(8)	7.53%
Stephen Peary	514,122	(9)	6.30%
Mark Campion	60,484	(10)	*
Mark Tunney	0	(11)	*
All current directors and executive officers as a group (5 persons)	3,741,939		45.83%

* Less than one percent.

(1) Except as otherwise noted in the notes below, percentage ownership is based on 8,164,239 shares of our common stock outstanding as of April 30, 2007. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as stated in note 3 below, shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 30, 2007 are deemed outstanding for computing the percentage of the person holding such option or warrant, but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2) Consists of 1,927,414 shares held by Jaguar Technology Holdings, LLC. Mr. Croxall is the sole member of Riverland Enterprises LLC, which is the sole member-manager of Jaguar Technology Holdings LLC. Mr. Croxall disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by Jaguar Technology Holdings LLC.

(3) These securities may also be deemed to be owned by JPMorgan Chase & Co., the indirect parent of J.P. Morgan Securities Inc. Includes 405,000 shares of common stock issued in connection with the Exchange, 216,000 shares underlying New Convertible Notes and 327,857 shares issuable upon exercise of warrants. The 405,000 shares held as of April 30, 2007 represent 4.96% of the shares outstanding. The number of shares beneficially owned is subject to certain provisions in the Indenture underlying the New Convertible Notes and in the New Warrants which limit beneficial ownership to a maximum of 4.99% of the Company’s outstanding shares. Under those provisions, the limit is subject to increase by the shareholder to a percentage not in excess of 9.99% upon 60 days prior written notice to the Company. As of April 30, 2007, J.P. Morgan Securities Inc. has not given the Company such notice.

(4) Pursuant to an investment management agreement, David Treadwell serves as the manager of Cheyne Fund LP and Cheyne Leverage Fund. As a result, Mr. Treadwell may be considered beneficial owner of any shares deemed to be beneficially owned by such funds. Includes 70,400 shares underlying New Convertible Notes and 106,857 shares issuable upon exercise of warrants held by Cheyne Fund LP, and 57,600 shares underlying New Convertible Notes and 87,429 shares issuable upon exercise of warrants held by Cheyne Leverage Fund.

(5) JMG Capital Partners, L.P. (“JMG Partners”) is a California limited partnership. Its general partner is JMG Capital Management, LLC (the “Manager”), a Delaware limited liability company and an investment adviser that has voting and dispositive power over JMG Partners’ investments, including the Registrable Securities. The equity interests of the Manager are owned by JMG Capital Management, Inc., (“JMG Capital”) a California corporation, and Asset Alliance Holding Corp., a Delaware corporation. Jonathan M. Glaser is the Executive Officer and Director of JMG Capital and has sole investment discretion over JMG Partners’ portfolio holdings. JMG Triton Offshore Fund, Ltd. (the “Fund”) is an international business company organized under the laws of the British Virgin Islands. The Fund’s investment manager is Pacific Assets Management LLC, a Delaware limited liability company (the “Manager”) that has voting and dispositive power over the Fund’s investments, including the Registrable Securities. The equity interests of the Manager are owned by Pacific Capital Management, Inc., a California corporation (“Pacific”) and Asset Alliance Holding Corp., a Delaware corporation. The equity interests of Pacific are owned by Messrs. Roger Richter, Jonathan M. Glaser and Daniel A. David. Messrs. Glaser and Richter have sole investment discretion over the Fund’s portfolio holdings Includes 54,000 shares underlying New Convertible Notes and 81,964 shares issuable upon exercise of warrants held by JMG Capital Partners, LP and 54,000 shares underlying New Convertible Notes and 81,964 shares issuable upon exercise of warrants held by JMG Triton Offshore Fund, Ltd. For a discussion of director Mark Tunney’s arrangements with JMG Partners, see “Certain Relationships and Related Transactions”.

(6) Trident Management, LLC is the sole general partner of Trident Growth Fund, L.P. and has voting control and investment discretion over the securities held by Trident Growth Fund, L.P. Scotty Cook controls Trident Management, LLC and has voting control and investment discretion over the securities held by Trident Management, LLC. Includes 400,000 shares the Company agreed to issue to Trident upon the exercise of options to acquire common stock.

(7) Includes 1,927,414 shares held by Jaguar Technology Holdings, LLC. Mr. Croxall is the sole member of Riverland Enterprises LLC, which is the sole member-manager of Jaguar Technology Holdings LLC. Mr. Croxall disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by Jaguar Technology Holdings LLC. Also includes 625,000 shares of restricted common stock which vest over a two year period on a monthly pro rata basis beginning on March 11, 2006.

(8) Consists of (i) 302,419 shares of restricted common stock which vest over a three year period on a monthly pro rata basis beginning June 14, 2005, and (ii) 312,500 shares of restricted common stock which vest over a two year period on a monthly pro rata basis beginning on March 11, 2006.

(9) Consists of (i) 201,622 shares of restricted common stock which vest over a three year period on a monthly pro rata basis beginning May 15, 2005, and (ii) 312,500 shares of restricted common stock which vest over a two year period on a monthly pro rata basis beginning on March 11, 2006.

(10) Consists of 60,484 shares of restricted common stock which vest over a two year period on a monthly pro rata basis beginning on March 11, 2006..

(11) Mr. Tunney joined our Board of Directors on April 18, 2007. Our Board of Directors has approved a grant of 60,000 shares of restricted stock to Mr. Tunney under our 2006 Stock Incentive Plan. However, as of May __, 2007, the restricted stock had not yet been granted.

INTEREST OF CERTAIN PERSONS
IN OPPOSITION TO MATTERS TO BE ACTED UPON

Except to the extent an officer or director of the Company may be entitled to receive grants or awards under the 2006 Plan, no officer or director of the Company has any substantial interest in the matters to be acted upon. No director of the Company opposed the proposed actions taken by the Company set forth in this Information Statement.

PROPOSAL BY SECURITY HOLDERS

        No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

        The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at: FP Technology, Inc., 181 Wells Avenue, Suite 100, Newton, Massachusetts 02459.

MISCELLANEOUS

  One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.   In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (617) 928-6001 or by mail to our address at FP Technology, Inc., 181 Wells Avenue, Suite 100, Newton, Massachusetts 02459, Attn: Corporate Secretary.

The Company files annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

    BY ORDER OF THE BOARD OF DIRECTORS

/s/Willaim Santo, CEO

William Santo, Chief Executive Officer

EXHIBIT A

FP TECHNOLOGY, INC.
2006 STOCK INCENTIVE PLAN

    1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

   2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements, except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means FP Technology, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(o) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(p) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(q) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(r) “Director” means a member of the Board or the board of directors of any Related Entity.

(s) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

(z) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee) “Plan” means this 2006 Stock Incentive Plan.

(ff) “Related Entity” means any Parent or Subsidiary of the Company.

(gg) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(hh) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ii) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(jj) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(kk) “Share” means a share of the Common Stock.

(ll) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,766,000 Shares.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The Nasdaq National Market (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs.  The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 250,000 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 250,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 250,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof . However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of other Awards, such price as is determined by the Administrator.

(v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vii) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(5).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator may also, in its discretion, make adjustments in connection with the events described in (i) - (iii) of this Section 10 or substitute, exchange or grant Awards with respect to the shares of a Related Entity (collectively “adjustments”). In determining adjustments to be made under this Section 10, the Administrator may take into account such factors as it deems appropriate, including (x) the restrictions of Applicable Law, (y) the potential tax, accounting or other consequences of an adjustment and (z) the possibility that some Grantees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, shall be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.